Exhibit 99.1

RF Monolithics Announces Record Date and Date for Special Stockholders Meeting in Connection with Merger

DALLAS--(BUSINESS WIRE)--May 23, 2012--RF Monolithics, Inc. (NASDAQ: RFMI) (“RFM” or “the Company”), today announced that it will hold a special meeting of its stockholders on June 29, 2012, at 10:00 a.m., local time, at RFM’s principal executive offices. The purpose of the special meeting will be to, among other things, consider and vote upon a proposal to adopt and approve the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 12, 2012, as it may be amended from time to time, among RFM, Murata Electronics North America, Inc. (“Parent”) and Ryder Acquisition Company, Limited, a wholly owned subsidiary of Parent, pursuant to which RFM will be acquired by Parent and become a direct wholly owned subsidiary of Parent (the “Merger”). May 24, 2012 has been fixed as the record date for determination of the RFM stockholders entitled to notice of, and to vote at, the special meeting of stockholders.

About RFM

RF Monolithics, Inc., headquartered in Dallas, Texas, is a provider of solutions-driven, technology-enabled wireless connectivity for a broad range of wireless applications—from individual standard and custom components to modules for comprehensive industrial wireless sensor networks and machine-to-machine (M2M) technology. For more information on RF Monolithics, Inc., please visit the Company’s website at www.RFM.com.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such risks and uncertainties include, but are not limited to, any conditions imposed in connection with the Merger, approval by the Company’s stockholders of the Merger Agreement, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, risks related to economic conditions as they relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement and file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by the Company at the SEC’s website at www.sec.gov, from the Company by calling (972) 233-2903 or writing to Investor Relations at 4441 Sigma Road, Dallas, Texas 75244, or by going to the Company’s Investor Relations website at www.rfm.com/company/investorrelations.php. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information regarding the interests of the Company’s participants in the solicitation is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement related to the proposed Merger when it becomes available. These documents are, and will be, available free of charge at the SEC’s web site at www.sec.gov, or by going to the Company’s Investor Relations web site at www.rfm.com/company/investorrelations.php.

CONTACT:
RF Monolithics, Inc.
Buddy Barnes, 972-448-3789
Chief Financial Officer
bbarnes@rfm.com